UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2018

Midstates Petroleum Company, Inc.

(Exact name of registrant specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

321 South Boston Avenue, Suite 1000 Tulsa, Oklahoma	74103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 947-8550

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On March 29, 2018, Midstates Petroleum Company LLC (the “Seller”), a wholly owned subsidiary of Midstates Petroleum Company, Inc. (the “Company”), entered into a purchase and sale agreement (the “PSA”) with an undisclosed buyer (the “Buyer”), pursuant to which the Seller agreed to sell substantially all of its wells and the leases related thereto located in the Anadarko Basin in Texas and Oklahoma (the “Anadarko Divestiture”) to the Buyer for a contract price of $58.0 million, subject to customary closing adjustments. The Anadarko Divestiture is expected to close on or before May 30, 2018, with an effective date of January 1, 2018.

The PSA contains various representations, warranties, covenants and indemnification obligations of the Seller and the Buyer that are customary in transactions of this type. The closing is subject to satisfaction or waiver of specified closing conditions, including the material accuracy of the representations and warranties of the Seller and the Buyer. There can be no assurance that these closing conditions will be satisfied.

The PSA may be terminated, subject to certain exceptions, (i) by mutual written consent of the Seller and the Buyer, (ii) as a result of certain material breaches of the PSA that remain uncured and cause the failure of certain closing conditions, (iii) if the closing has not occurred on or before June 28, 2018, (iv) in the event that certain title, environmental and casualty defect conditions are not satisfied and (v) upon the occurrence of certain other events specified in the PSA.

The foregoing description of the PSA and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the PSA, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ending March 31, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: April 4, 2018	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President - General Counsel &
Corporate Secretary

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